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Exhibit 10.9

JOINDER AND AMENDMENT AGREEMENT

        This Joinder and Amendment Agreement is dated as of June 25, 2003 among (i) Fremont Partners, L.P., (ii) Blum Capital Partners, L.P., (iii) Kinetic Concepts, Inc. ("KCI"), (iv) The Common Fund for Non-Profit Organizations, for the account of its Multi-Strategy Equity Fund (the "Common Fund"), (v) Stinson Capital Partners II, L.P., (vi) RCBA-KCI Capital Partners, L.P., (vii) Fremont Partners Side-by-Side, L.P., (viii) Fremont-KCI Co-Investment Company, L.L.C., (ix) Fremont Purchaser II, Inc., (x) Fremont Acquisition Company II, L.L.C. (xi) Fremont Acquisition Company IIA, L.L.C., (xii) Fremont Offshore Partners, L.P., (xiii) James R. Leininger, M.D., (xiv) Blum Strategic Partners II, L.P. ("Strategic II") and (xv) Blum Strategic Partners II GmbH & Co. KG ("Strategic II Germany").

        WHEREAS, the Shareholders are parties to an Agreement among Shareholders, dated as of November 5, 1997 (the "Shareholders Agreement");

        WHEREAS, the Common Fund wishes to transfer to Strategic II and Strategic II Germany, and Strategic II and Strategic II Germany wish to purchase from The Common Fund all of its shares of Common Stock;

        WHEREAS, each of Strategic II and Strategic II Germany are Affiliates of Blum Capital Partners, L.P.; and

        WHEREAS, each of the parties hereto wishes to permit such transfer, have Strategic II and Strategic II Germany become a party to, and be governed by, the provisions of the Shareholders Agreement, and include Strategic II and Strategic II Germany in Schedules 1.11 and 1.12 of the Shareholders Agreement and as members of the RCBA/KCI Group;

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree to modify and amend the Shareholders Agreement as follows:

        1.     Joinder. As of the date hereof, each of Strategic II and Strategic II Germany shall become a party to, and be bound by, the terms of the Shareholders Agreement as a Shareholder with the same effect as if they each had been an original party thereto. Without limiting the generality of the foregoing, each of the parties hereto agrees that the Shareholders Agreement will be amended to (i) amend and restate Schedules 1.11 and 1.12 in their entirety such that they are in the forms attached as Exhibits A and B hereto, respectively and (ii) include each of Strategic II and Strategic II Germany in the definition of "RCBA/KCI Group."

        2.     Waiver and Withdrawal. Notwithstanding anything to the contrary in the Shareholders Agreement, each of the parties hereto expressly consents to the Transfer of the shares of Common Stock held by the Common Fund to Strategic II and Strategic II Germany, waives any rights it may have with respect to such Transfer. The Common Fund expressly withdraws from the Shareholders Agreement as of the date hereof and agrees that it shall have no rights or obligations as a Shareholder thereunder as of the date hereof.

        3.     Effectiveness. This Agreement shall become effective as to each party upon its execution by the parties on the date set forth above. Except as specifically modified herein, the Shareholders Agreement shall continue in full force and effect in accordance with the provisions thereof.

        4.     Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Shareholders Agreement.

        5.     Headings. The titles of the Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

        6.     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed as an original and all of which, taken together, shall constitute one and the same instrument, which may be sufficiently evidenced by one counterpart.

        7.     Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

        8.     Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

        IN WITNESS WHEREOF, each of the undersigned has executed this agreement as of the date first written above.

FREMONT PARTNERS, L.P.
By:	FP Advisors, L.L.C. its managing member
	By:	Fremont Group, L.L.C., its managing member
		By:	Fremont Investors, Inc., its manager
			By:	/s/ JAMES FARRELL Name: Title:
BLUM CAPITAL PARTNERS, L.P.
By:	Richard C. Blum & Associates, Inc., its General Partner
	By:	/s/ N. COLIN LIND Name: N. Colin Lind Title: Managing Partner
KINETIC CONCEPTS, INC.
	By:	/s/ DENNIS E. NOLL Name: Dennis E. Noll Title: Sr. Vice President

FREMONT OFFSHORE PARTNERS, L.P.
By:	FP Advisors, L.L.C., its non-member manager
	By:	Fremont Group, L.L.C., its managing member
		By:	Fremont Investors, Inc., its manager
			By:	/s/ JAMES FARRELL Name: Title:
/s/ JAMES R. LEININGER, M.D. James R. Leininger, M.D.
BLUM STRATEGIC PARTNERS II, L.P.
By:	Blum Strategic GP II, L.L.C., its managing member
	By:	/s/ N. COLIN LIND Name: N. Colin Lind Title: Managing Member
BLUM STRATEGIC PARTNERS II GMBH & CO. KG
By:	Blum Strategic GP II, L.L.C., its managing limited partner
	By:	/s/ N. COLIN LIND Name: N. Colin Lind Title: Managing Member

THE COMMON FUND FOR NON-PROFIT ORGANIZATIONS, for the account of its Multi-Strategy Equity Fund
By:	Blum Capital Partners, L.P., its attorney-in-fact
	By:	Richard C. Blum & Associates, Inc., its General Partner
		By:	/s/ ROBERT L. BOVINETTE Name: Robert L. Bovinette Title: President
STINSON CAPITAL PARTNERS II, L.P.
By:	Blum Capital Partners, L.P., its General Partner
	By:	Richard C. Blum & Associates, Inc., its General Partner
		By:	/s/ N. COLIN LIND Name: N. Colin Lind Title: Managing Member
RCBA-KCI CAPITAL PARTNERS, L.P.
By:	Blum Capital Partners, L.P., its General Partner
	By:	Richard C. Blum & Associates, Inc., its General Partner
		By:	/s/ N. COLIN LIND Name: N. Colin Lind Title: Managing Member
FREMONT PARTNERS SIDE-BY-SIDE, L.P.
By:	Fremont Group, L.L.C., its General Partner
	By:	Fremont Investors, Inc., its manager
		By:	/s/ JAMES FARRELL Name: Title:

FREMONT-KCI CO-INVESTMENT COMPANY, LLC.
By:	FP Advisors, L.L.C., its member-manager
	By:	Fremont Group, L.L.C., its managing member
		By:	Fremont Investors, Inc., its manager
			By:	/s/ JAMES FARRELL Name: Title:
FREMONT PURCHASER II, INC.
By:	/s/ JAMES FARRELL Name: Title:
FREMONT ACQUISITION COMPANY II, L.L.C.
By:	Fremont Partners, L.P., its member
	By:	FP Advisors, L.L.C., its General Partner
		By:	Fremont Group, L.L.C., its managing member
			By:	Fremont Investors, Inc., its manager
				By:	/s/ JAMES FARRELL Name: Title:
FREMONT ACQUISITION COMPANY IIA, L.L.C.
By:	FP Advisors, L.L.C., its non-member manager
	By:	Fremont Group, L.L.C., its managing member
		By:	Fremont Investors, Inc., its manager
			By:	/s/ JAMES FARRELL Name: Title:

Exhibit A
Amended & Restated Schedule 1.11

List of Affiliates of Richard C. Blum & Associates, L.P.:

Stinson Capital Partners, L.P.
Stinson Capital Partners II, L.P.
BK Capital Partners IV, L.P.
The Carpenters Pension Trust for Southern California
United Brotherhood of Carpenters and Joiners of America Local Unions and Councils Pension Fund
Insurance Company Supported Organizations Pension Plan
Richard C. Blum & Associates, Inc.
Richard C. Blum
Prism Partners I, LP.
Weintraub Capital Management
Jerald M. Weintraub
RCBA-KCI Capital Partners, L.P.
RCBA Purchaser I, L.P.
Blum Strategic Partners II, L.P.
Blum Strategic Partners II GmbH & Co. KG

Exhibit B
Amended & Restated Schedule 1.12

Members of the RCBA/KCI Group:

RCBA-KCI Capital Partners, L.P.
Stinson Capital Partners II, L.P.
RCBA Purchaser I, L.P.
Blum Strategic Partners II, L.P.
Blum Strategic Partners II GmbH & Co. KG

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JOINDER AND AMENDMENT AGREEMENT
Exhibit A Amended & Restated Schedule 1.11
Exhibit B Amended & Restated Schedule 1.12